Exhibit 99.1
Orion Group Holdings, Inc. Delivering Predictable Excellence August 2024

DISCLA IMER This presentation contains, and the officers and directors of the Company may from time to time make, may constitute or include projections or other forward-looking statements within the meaning of the “safe harbor” provisions of Section 27A of the Securities Exchange Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, of which provisions the Company is availing itself. Certain forward-looking statements can be identified by the use of forward-looking terminology, such as 'believes', 'expects', 'may', 'will', 'could', 'should', 'seeks', 'approximately', 'intends', 'plans', 'estimates', or 'anticipates', or the negative thereof or other comparable terminology, or by discussions of strategy, plans, objectives, intentions, estimates, forecasts, outlook, assumptions, or goals. In particular, statements regarding future operations or results, including those set forth in this press release, and any other statement, express or implied, concerning future operating results or the future generation of or ability to generate revenues, income, net income, gross profit, EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, or cash flow, including to service debt or maintain compliance with debt covenants, and including any estimates, forecasts or assumptions regarding future revenues or revenue growth, are forward-looking statements. Forward-looking statements also include project award announcements, estimated project start dates, ramp-up of contract activity, anticipated revenues, and contract options, which may or may not be awarded in the future. Forward-looking statements involve risks, including those associated with the Company's fixed price contracts that impacts profits, unforeseen productivity delays that may alter the final profitability of the contract, cancellation of the contract by the customer for unforeseen reasons, delays or decreases in funding by the customer, levels and predictability of government funding or other governmental budgetary constraints, and any potential contract options which may or may not be awarded in the future, and are at the sole discretion of award by the customer. Past performance is not necessarily an indicator of future results. Considering these and other uncertainties, the inclusion of forward-looking statements in this press release should not be regarded as a representation by the Company that the Company's plans, estimates, forecasts, goals, intentions, or objectives will be achieved or realized. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company assumes no obligation to update information contained in this press release whether as a result of new developments or otherwise, except as required by law. Please refer to the Company's 2023 Annual Report on Form 10-K, filed on March 1, 2024 which is available on its website at www.oriongroupholdingsinc.com or at the SEC's website at www.sec.gov, for additional and more detailed discussion of risk factors that could cause actual results to differ materially from our current expectations, estimates or forecasts. This presentation may contain the financial measures: adjusted net income, EBITDA, adjusted EBITDA, and adjusted EPS, which are not calculated in accordance with U.S. GAAP. If presented, a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measure will be provided in the Appendix to this presentation. Our non-GAAP disclosure has limitations as an analytical tool, should not be viewed as a substitute for financial information determined in accordance with GAAP, and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies. A reconciliation of these non-GAAP measures is found in the Appendix of this presentation.

/// AT A GLANCE

Orion is a leading marine and specialty construction company in the U.S., Canada and Caribbean Basin

COMPANY OVERVIEW

SERVICES

Marine

Transportation facility & infrastructure construction; dredging

Concrete

Commercial, structural, and industrial

Q2 2024 vs Q2 2023

Revenue	Adjusted EBITDA	Adjusted EBITDA Margin
+5%	+49%	+90bps

KEY STATISTICS

$711.8M
2023 Revenue

$23.8M
2023 Adj. EBITDA

1994
Founded

NYSE:ORN
Ticker

Houston, TX
Headquarters

~2,400
Employees

ORION

PHA SE 1 O F STRA TEG IC PLA N CO MPLETED Improved profitability in the concrete business Strengthened business development to drive growth Fortified financial flexibility to optimize growth potential opportunities Implemented minimum bid margins – Pursuing work with strong value proposition –Bolstered management oversight with experienced leaders Recruited high-caliber talent – Investing in resources to deepen client relationships – Doubled backlog - Building on significant contract wins Secured $103M ABL credit facility – Monetized $26M of non-core assets – Investments in IT infrastructure and fleet 01. 02. 03.

2023 ACCOMPLISHMENTS

Phase 1 of strategic plan completed

- Returned the Concrete segment to profitability
- Significant wins:
  - $435M contract to build dry dock in Pearl Harbor, HI (largest win in company history)
  - $120M contract to build dry dock for Grand Bahama Shipyard
- Attracted high-caliber business development executives
- Invested in systems, training and tools
- Rebranded TAS Construction to Orion – all segments operating under the Orion banner
- Fortified balance sheet
- More than quadrupled market cap trailing twelve months

FINANCIALS

$711.8M
2023 Revenue

$23.8M
2023 Adj. EBITDA

GAAP EPS Loss of
$0.55
per share

Adjusted EPS Loss of
$0.35
per diluted share

WE DID WHAT WE SAID
WE WOULD DO

ORION

Driving our growth potential Foundation in place, turning full attention to growth PHA SE 2 O F STRA TEG IC PLA N Demand for specialized Marine construction exceeds supply Strategic M&A/Geographic expansion Build out IT capabilities for greater efficiency Integrating all business units on a single platform In a little over a year, we almost quadrupled our pipeline of opportunity from $3B to over $14B Massive opportunities in marine construction New potential in concrete both private and public sector, enabling infrastructure for AI driven data centers

STRO N G IN DUSTRY TA ILW IN DS $1.2 trillion Infrastructure Act 01. Multi-year catalyst for public sector projects such as transportation funding, ports, waterways, water infrastructure and bridges. Port expansion and maintenance 02. Larger ships via expanded Panama Canal require deeper shipping channels and expanded infrstructure. U.S. Navy expansions in the Pacific 03. U.S. Navy investments in assets to support the U.S. Navy fleet. Coastal rehabilitation 04. Increased disaster recovery from regional weather events, environmental remediation and sea level rise; $10B projected in Louisiana alone. Growing public sector construction market 08. New market opportunity for Orion Concrete. Data center demand 07. AI driving need for more data centers in North Texas and other weather-safe regions. Economic growth and expansion 06. Leading job and population growth rates in Gulf region. Downstream energy 05. Private investment in LNG and methanol terminals. $30B TAM. Diverse end markets. Multiple sources of funding.

$340.7 $202.6 $376.9 $216.7 $602.5 2019 2020 2021 2022 2023 $369.1 $388.2 $263.9 $339.2 $395.9 10.4% 12.3% 8.1% 9.3% 5.2% 2019 2020 2021 2022 2023 Marine Revenue Adj EBITDA Margin MARINE SEG MEN T OVERVIEW Orion Marine benefits from high -margin projects with high barriers to entry and consistent maintenance demand • Construction services include construction, restoration, maintenance & repair of ports and docks, marine pipelines, marine transportation facilities, bridges and environmental structures • Dredging services generally enhance or preserve the navigability of waterways through the removal of soil, sand and rock. Added benefits of protecting shorelines with replenishment of eroded material • Specialty services include design, salvage, demolition, surveying, towing, diving and underwater inspection, excavation and repair • The Jones Act prevents foreign competition from dredging in the U.S. market CONSTRUCTION DREDGING SPECIALTY Marine Revenue & Adj EBITDA Margin Marine Revenue Backlog ($ in millions) ($ in millions)

$231.6 $236.9 $213.1 $232.1 $159.7 2019 2020 2021 2022 2023 $339.3 $321.8 $337.4 $409.1 $315.9 0.3% 2.1% -1.2% -2.1% 1.0% 2019 2020 2021 2022 2023 Concrete Revenue Adj EBITDA Margin CO N CRETE SEG MEN T OVERVIEW Improved project margin focus has laid the groundwork for future success • Turnkey concrete construction services for building construction including place and finish, site work, layout, forming, rebar • Light Commercial: Services include horizontally poured concrete for large tilt walls, slabs, foundations, and paving • Structural: Services include elevated concrete pouring for columns, decking, elevated beams and structural walls up to 45 stories • Implemented minimum bid margins and upgrading project management systems to drive improved profitability LIGHT COMMERCIAL STRUCTURAL Concrete Revenue & Adj EBITDA Margin Concrete Revenue Backlog ($ in millions) ($ in millions)

BA CK LO G W INS $572.3 $439.5 $590.0 $448.8 $762.2 2019 2020 2021 2022 2023 ($ in millions) 2022 vs. 2023 Record Backlog Entering 2024 $435M contract (largest in company history) to build dry dock in Pearl Harbor, HI $120M contract to build dry dock in Grand Bahamas shipyard Quadrupled pipeline opportunity from $3B to $14B in just over a year Q2’24 Backlog $758M

EXPERIEN CED MA N A G EMEN T TEA M Travis Boone, PE Chief Executive Officer Leadership and management experience in civil, utility/pipeline, commercial building and construction industries. Former regional Chief Executive of AECOM Ardell Allred Executive Vice President Orion Concrete Group Held construction and management roles at companies including Kiewit and Zachry Construction Scott Thanisch Chief Financial Officer Multi-disciplinary finance experience, including corporate development, FP&A, treasury, strategy and accounting across numerous industries Scott Cromack Executive Vice President Orion Marine Group Recently served as a Senior Vice President at Texas Sterling Construction. Also held roles at Kiewit and Zachry Construction Chip Earle General Counsel impressive legal, compliance and risk management background. Recently served as General Counsel of Newpark Resources, Inc. and Bristow Group Alan Eckman Senior Vice President, Strategy & Growth Recently served as Vice President of Business Development at AECOM

FINANCIAL OVERVIEW

FIN A N CIA L O V ERV IEW $708.4 $709.8 $601.4 $748.3 $711.8 2019 2020 2021 2022 2023 Annual Revenue ($ in millions) $39.6 $54.4 $17.3 $22.9 $23.8 2019 2020 2021 2022 2023 Adj EBITDA ($ in millions) Revenue by Segment Adj EBITDA by Segment Backlog by Segment 68% 32% Marine Concrete 75% 25% Marine Concrete 62% 38% Marine Concrete

Q2 2024 Q2 2023 Growth (YoY) Revenue $192.2M $182.5M +5% GAAP EPS ($0.20) ($0.01) N/A Adjusted EBITDA $5.5M $3.7M +49% Adjusted EBITDA Margin 2.9% 2.0% +90 bps SECO N D Q UA RTER 2 0 2 4

BA LA N CE SHEET A N D LIQ UIDITY Cash & Cash Equivalents $4.8M Net Debt Outstanding $60.3M Availability on Revolver $16.6M June 30, 2024 Monetized $26 million in sale leaseback transactions in 2023

FY 2024 Revenue $850M - $900M GAAP EPS $(0.14) - $0.01 Adjusted EPS1 $0.07 - $0.20 Adjusted EBITDA $40M - $45M 2024 G UIDAN CE 1 Adjusted EPS excluding share-based compensation

IN V ESTMEN T HIG HLIG HTS Mission Critical Specialty Construction Provider with Sustainable Competitive Advantages 01. Experienced Management Team Focused on Growth and Financial Performance 02. Large Market Opportunity with Strong Tailwinds and Demand Drivers 03. Diversified Revenue with Blue-Chip and Government Clients 04. Strong Execution of Strategic Plan to Deliver Enhanced Growth and Returns 05. Significant Upside Potential: Strong Demand in Both Concrete and Marine Segments 06.

APPENDIX

NON-GAAP SUPPLEMENTAL INFORMATION

Net Income to Adjusted EBITDA Reconciliation

	Three months ended June 30,		Six months ended June 30,	
	2024	2023	2024	2023
Net loss	$ (6,603)	$ (255)	$ (12,660)	$ (12,850)
Income tax expense (benefit)	617	(42)	265	598
Interest expense, net	3,338	2,586	6,695	4,191
Depreciation and amortization	5,970	5,343	11,990	10,789
EBITDA (1)	3,322	7,632	6,290	2,728
Share-based compensation	1,556	945	1,914	1,469
Net gain on Port Lavaca South Yard property sale	—	(5,202)	—	(5,202)
ERP implementation	613	310	1,299	496
Severance	19	24	81	126
Adjusted EBITDA(2)	$ 5,510	$ 3,709	$ 9,584	$ (383)
Operating income margin	(1.3)%	1.1 %	(1.7)%	(2.5)%
Impact of other income	— %	0.1 %	0.1 %	0.2 %
Impact of depreciation and amortization	3.1 %	2.9 %	3.4 %	3.2 %
Impact of share-based compensation	0.8 %	0.5 %	0.5 %	0.4 %
Impact of net gain on Port Lavaca South Yard property sale	— %	(2.8)%	— %	(1.5)%
Impact of ERP implementation	0.3 %	0.2 %	0.4 %	0.1 %
Impact of severance	— %	— %	— %	— %
Adjusted EBITDA margin(2)	2.9 %	2.0 %	2.7 %	(0.1)%

(1) EBITDA is a non-GAAP measure that represents earnings before interest, taxes, depreciation and amortization.
(2) Adjusted EBITDA is a non-GAAP measure that represents EBITDA adjusted for stock-based compensation, net gain on Port Lavaca South Yard property sale, ERP implementation, and severance. Adjusted EBITDA margin is a non-GAAP measure calculated by dividing Adjusted EBITDA by contract revenues.

ORION

NON -G A A P SUPPLEMEN TA L IN FO RMA TIO N Guidance Range - Adjusted EBITDA Reconciliation (1) EBITDA is a non-GAAP measure that represents earnings before interest, taxes, depreciation and amortization. (2) Adjusted EBITDA is a non-GAAP measure that represents EBITDA adjusted for stock-based compensation, net gain on Port Lavaca South Yard property sale, ERP implementation, and severance. Adjusted EBITDA margin is a non-GAAP measure calculated by dividing Adjusted EBITDA by contract revenues. Twelve Months Ended December 31, 2024 Net (loss) income $ (4,727) $ 233 Income tax expense 380 420 Interest expense, net 13,391 13,391 Depreciation and amortization 24,097 24,097 EBITDA (1) 33,141 38,141 Share-based compensation 4,484 4,484 ERP implementation 2,294 2,294 Severance 81 81 Adjusted EBITDA(2) $ 40,000 $ 45,000

NON -G A A P SUPPLEMEN TA L IN FO RMA TIO N Guidance Range – Reconciliation of Adjusted EPS (1) Items are taxed discretely using the Company's effective tax rate which differs from the Company’s statutory federal rate primarily due to state income taxes and the non-deductibility of other permanent items Twelve Months Ended December 31, 2024 Net (loss) income $ (4,727) $ 233 One-time charges and the tax effects: ERP implementation 2,294 2,294 Severance 81 81 Tax rate applied to one-time charges (1) (411) (411) Total one-time charges and the tax effects 1,964 1,964 Federal and state tax valuation allowances 1,209 556 Adjusted net (loss) income $ (1,554) $ 2,753 Adjusted EPS, as reported $ (0.05) $ 0.08 Share-based compensation 4,484 4,484 Tax rate applied to one-time charges (1) (776) (776) Total share-based compensation and the tax effect 3,708 3,708 Adjusted net income, excluding share-based compensation $ 2,154 $ 6,461 Adjusted EPS, excluding share-based compensation $ 0.07 $ 0.20

NON-GAAP SUPPLEMENTAL INFORMATION

Net Loss to Adjusted EBITDA Reconciliation FY 2023

	Three months ended December 31,		Year ended December 31,	
	2023	2022	2023	2022
Net loss	$ (4,365)	$ (4,949)	$ (17,875)	$ (12,612)
Income tax (benefit) expense	(145)	33	330	429
Interest expense, net	3,972	1,510	11,556	4,352
Depreciation and amortization	6,996	5,631	23,878	24,057
EBITDA (1)	6,458	2,225	17,889	16,226
Stock-based compensation	209	639	2,042	2,754
Net gain on Port Lavaca South Yard property sale	—	—	(5,202)	—
ERP implementation	568	308	1,378	1,867
Professional fees related to management transition	—	—	—	1,118
Severance	683	4	809	948
Intangible asset impairment loss	6,890	—	6,890	—
Adjusted EBITDA(2)	$ 14,808	$ 3,176	$ 23,806	$ 22,913
Operating income margin	(0.3)%	(1.8)%	(0.9)%	(1.1)%
Impact of depreciation and amortization	3.5 %	2.9 %	3.3 %	3.2 %
Impact of stock-based compensation	0.1 %	0.3 %	0.3 %	0.4 %
Impact of net gain on Port Lavaca South Yard property sale	— %	— %	(0.7)%	— %
Impact of ERP implementation	0.3 %	0.2 %	0.2 %	0.3 %
Impact of professional fees related to management transition	— %	— %	— %	0.1 %
Impact of severance	0.3 %	— %	0.1 %	0.2 %
Impact of intangible asset impairment loss	3.4 %	— %	1.0 %	— %
Adjusted EBITDA margin(2)	7.3 %	1.6 %	3.3 %	3.1 %

(1) EBITDA is a non-GAAP measure that represents earnings before interest, taxes, depreciation and amortization.
(2) Adjusted EBITDA is a non-GAAP measure that represents EBITDA adjusted for stock-based compensation, net gain on Port Lavaca South Yard property sale, ERP implementation, and severance. Adjusted EBITDA margin is a non-GAAP measure calculated by dividing Adjusted EBITDA by contract revenues.

ORION

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